UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

Skystar Bio-Pharmaceutical Company

(Exact name of registrant as specified in its charter)

Nevada	001-34394	33-0901534
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

4/F Building B Chuangye Square, No. 48 Keji Road, Gaoxin District, Xi’an

Shaanxi Province, P.R. China

(Address of principal executive offices, including Zip Code)

(8629) 8819-3188

(Registrant’s telephone number, including area code)

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 21, 2015, Skystar Bio-Pharmaceutical Company (the “Company”) received a notification from the Nasdaq Stock Market (“Nasdaq”) informing the Company that since it had not filed its Quarterly Report on Form 10-Q for the fiscal year ended March 31, 2015, the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1). The Company must submit a plan of compliance with the foregoing listing deficiency by no later than June 15, 2015. If its plan is approved by the Nasdaq staff, the Company may be eligible for a listing exception of up to 180 calendar days (or until October 12, 2015) to regain compliance. If the Nasdaq staff concludes that the Company will not be able to cure the deficiency, or if the Company determines not to submit the required materials or make the required representations, the Company's common stock will be subject to delisting by Nasdaq. The foregoing description of the Nasdaq notification is qualified in its entirety by the text of such notification a copy of which is filed as exhibit to this filing.

Certain statements in this report that are not based on historical fact are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995), include, among others, the Company’s expectations relating to the completion of the 2014 audit and filing of the 2014 Annual Report. While management has based any forward-looking statements contained herein on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of the Company’s control, that could cause actual results to materially differ from such statements. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. The Company disclaims any intention to, and undertake no obligation to, update or revise any forward-looking statement.

Item 8.01	Other Events

On May 22, 2015, the Company issued a press release relating to the foregoing event, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release.
99.2	Nasdaq Notification letter dated May 21, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2015

Skystar Bio-Pharmaceutical Company

By:	Bing Mei
Bing Mei, Chief Financial Officer

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